Exhibit 99.1
NEWS RELEASE

CONTACT:	Michael Berman	FOR IMMEDIATE RELEASE
	(800) 247-5279	August 30, 2011
ELS PRESENTATION AT MIDWEST IDEAS INVESTOR CONFERENCE
CHICAGO, IL — August 30, 2011 — Equity LifeStyle Properties, Inc. (NYSE: ELS) today announced that the Company will make a presentation at the Midwest IDEAS Investor Conference on Wednesday, August 31, 2011. Michael Berman, ELS’ Executive Vice President and Chief Financial Officer, will conduct a presentation at 8:35am Central time. The presentation will be webcast live and may be accessed at the conference website, www.midwestideas.com, or in the investor relations section of the company’s website: www.equitylifestyle.com. A replay of the presentation will not be available.
     This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, statements regarding the anticipated closings of its pending Acquisition and the expected effect of the Acquisition on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
•	the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

•	the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

•	the Company’s assumptions about rental and home sales markets;

•	the Company’s assumptions and guidance concerning 2011 estimated net income and funds from operations;

•	in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	the completion of the Acquisition in its entirety and future acquisitions, if any, and timing and effective integration with respect thereto and the Company’s estimates regarding the future performance of the Acquisition Properties;

•	the Company’s inability to secure the contemplated debt financings to fund a portion of the stated purchase price of the Acquisition on favorable terms or at all and the timing with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with the Acquisition;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.
          These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
          As of August 30, 2011, Equity LifeStyle Properties, Inc. owns or has an interest in 358 quality properties in 32 states and British Columbia consisting of 130,891 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.